UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019
REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On Wednesday, February 27, 2019, Regions Financial Corporation ("Regions") held an Investor Day Conference in New York City during which senior executives reviewed and discussed Regions' business strategies. A related Form 8-K filing and a press release previously announcing the Conference were filed prior to the event.
A copy of the slides furnished at and posted on Regions' website in connection with the Conference are attached hereto as Exhibits 99.1 through 99.7.
In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in Exhibits 99.1 through 99.7 shall not be deemed to be incorporated by reference into the filings of Regions under the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The exhibits listed in the Exhibit Index are furnished pursuant to Regulation FD as part of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Exhibit Index

Exhibit
No.    Exhibit

99.1    Managing for the long term — John Turner, President and CEO
99.2    Customer Obsessed -- Digital Everything -- Continuous Improvement — John Owen, Chief Operating Officer
99.3    Disciplined, focused, positioned for prudent growth — Ronnie Smith, Head of the Corporate Banking Group
99.4    More value, driven by insights — Scott Peters, Head of Consumer Bank
99.5    Leveraging experience and focused execution for profitable growth — Bill Ritter, Head of Wealth Management
99.6    Credit Risk Management positioned for the future — Barb Godin, Deputy Chief Risk Officer & Chief Credit Officer
99.7    Well positioned for evolving environment — David Turner, Chief Financial Officer

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Regions management and are subject to significant risks and uncertainties. Regions cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information due to a number of factors, including those listed from time to time in reports that Regions files with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission and is available on Regions' website (http://ir.regions.com) and on the Securities and Exchange Commission's website (www.sec.gov). Regions does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:     /s/ Fournier J. Gale, III
Name:    Fournier J. Gale, III
Title:    Senior Executive Vice President,
General Counsel and Corporate
Secretary

Date: February 27, 2019